Friedman, Billings & Ramsey & Co., Inc. 2005 Investor Conference New York, New York November 30, 2005

This presentation may include forward-looking statements that are based on our current expectations about future events. The words "believe," "expect," "anticipate," "will," "should," "may," "intend," "plan, "estimate" and similar expressions, or the negative of such words and expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such words and expressions. These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based on management's current estimates and projections of future results or trends. However, these statements are subject to a number of risks and uncertainties affecting our business including, but not limited to: (1) technological, structural and cyclical changes that could reduce the demand for the services we provide; (2) loss of key customers; (3) the impact of variations between actual and estimated costs under our contracts, particularly our fixed-price contracts; (4) our ability to successfully bid for and perform large-scale project work; (5) work hindrance due to inclement weather events; (6) the award of new contracts and the timing of the performance of those contracts; (7) project delays or cancellations; (8) the failure to meet schedule or performance requirements of our contracts; (9) the uncertainty of implementation of the recently enacted federal energy legislation; (10) the presence of competitors with greater financial resources and the impact of competitive products, services and pricing; (11) successful integration of acquisitions into our business; (12) close out of certain of our projects may or may not occur as anticipated or may be unfavorable to us; and (13) other factors detailed from time to time in our reports and filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievement. Except as required by law, we do not intend to update forward-looking statements even though our situation may change in the future. Forward-Looking Statements

InfraSource Overview

Natural Gas Telecom Other Electric Power East 274854 88191 28921 451018 Comprehensive Service Offering Leading provider of design, engineering and construction services for electric power, natural gas and telecommunications infrastructure 2004 Revenue By End Market Electric Power Transmission lines Substations Distribution lines Industrial services Natural Gas Distribution lines Transmission facilities Telecommunications Point-to-point fiber connections in select regional markets Note: Includes Maslonka in both periods. Natural Gas Telecom Other Electric Power East 33 8 3 56 2004 Rev = $651M LTM Sept 2005 Revenue By End Market LTM Sept 2005 Rev = $843M

Fred Haag 8 Years Paul Daily 18 Years Steve Reiten 32 Years Randall Wisenbaker 16 Years Larry Coleman 17 Years CFO Terence Montgomery 20 Years Key Subsidiary Leadership Talented and experienced management team extending deep into the organization Average over 22 years of industry experience Experienced Management Team CEO David Helwig 33 Years Transmission Services Underground Services Power Transmission Dir., Strategic Projects Martin Maslonka 19 Years EVP, Electric Ops. Walt MacFarland 34 Years

Positioned to Capture Growth in Electric T&D Spending

Focused on specialized transmission services for key customers across a broad geographic footprint

Electric Transmission/ Substation Focus



Generating Station
Transmission Line
Transmission Line
End User
Distribution Line
Substation Step-Up Transformer
Transmission Customer
Substation Step-Down Transformer
End User
InfraSource Primary Focus
InfraSource Capabilities

InfraSource Footprint



Exelon

AEP AMERICAN ELECTRIC POWER

TXU

Bonneville Power Administration

ATC

Western Area Power Administration

ExxonMobil

CALPINE

InfraSource

5

Source: Edison Electric Institute and Energy Information Administration ("EIA"). Note: 1965 blackout was the 2nd largest in history. Source: North American Electricity Reliability Council. Source: U.S. Department of Energy and Electricity Reliability Council of Texas ("ERCOT"). Electric Transmission: Need for Investment Historical Underinvestment in Transmission Infrastructure Increased Transmission Loading Relief Procedures Numerous Transmission Bottlenecks 40% CAGR 13 Path 15 BPA PowerUp Wisconsin Western Interconnection ERCOT Interconnection Eastern Interconnection

Transmission Opportunities National: NERC's Annual Electricity Supply & Demand Database FERC Form 1 Reporting EEI Survey of Transmission Investment Regional: Regional Transmission Expansion Plans CAISO, MISO, NYISO, ISO-NE, PJM, SPP, ERCOT, etc Account for load growth and generation Include reliability and economic driven projects Other Regional Studies / Reports e.g. - RMATS Local: Individual Company Information Developer Plans Source: ferc.gov Existing & Proposed RTO's and ISO's Integration of numerous information sources reveals market breadth and depth

Energy Policy Act of 2005 President signed $12 billion energy legislation on August 8th Provisions with a direct impact on Electric T&D business: Repeal of Public Utility Holding Company Act (PUHCA) Mandatory electric reliability rules with Federal Energy Regulatory Commission (FERC) oversight and enforcement Granting FERC backstop authority for transmission line siting Establishing Department of Energy (DOE) to coordinate federal permitting for transmission lines Requiring FERC to provide transmission incentives and assure cost recovery for reliability investments Reducing depreciable lives for electric transmission lines Extending tax gain deferral provisions for companies that sell their transmission assets Other provisions that have a beneficial effect on IFS business: Reducing cost recovery period for power plant pollution control equipment Extension and modification of the renewable electricity production credit Expense treatment for refinery investments Accelerated depreciation for natural gas distribution lines Granting liquid natural gas (LNG) siting authority to FERC, and Various provisions for other forms of electric generation (clean coal, nuclear, etc.)

FERC Proposed Transmission Pricing Reforms FERC issued Notice of Proposed Rulemaking (NOPR) regarding transmission pricing reforms on November 17th Designed to promote greater investment in the transmission grid Includes incentives for utilities, transmission companies & developers: Enhanced rate of return on equity Rate base recovery of construction work in progress Expensing of pre-commercial costs Allowance for flexible capital structures Accelerated recovery of depreciation expense Recovery of development costs if construction is abandoned for external reasons Allowance for deferred cost recovery Higher rate of return for utilities that join transmission organizations Comment Period Closes January 11th, 2006

Other Transmission Market Activities Utilities Many utilities re-examining plans and strategies for existing and new transmission Transmission Companies FERC analysis indicates that Midwest transcos are investing at five times rate of their prior owners Private Developers Neptune submarine cable from NJ to Long Island Trans-bay cable project under the San Francisco Bay Montana / Alberta Tie Ltd. Sea Breeze Power Corp - proposed undersea HVDC transmission projects: Vancouver Island to Olympic Peninsula San Francisco to Portland North American Power Group - clean coal project and transmission line State Agency Activities Growing number of transmission authorities: Kansas North Dakota South Dakota Wyoming

EEI Survey of Investor Owned Transmission Companies "Reversing a trend of declining transmission investment, from 1999 to 2003, annual transmission investment by investor-owned utilities increased 12 percent annually and totaled nearly $18 billion over the period. From 2004-2008, investor- owned utilities are planning to invest $28 billion in transmission infrastructure, a 60 percent increase over the earlier five year period." - EEI Survey of Transmission Investment, Historical and Planned Capital Expenditures (1999-2008), May 2005

NERC 2004 ES&D Planned Transmission 230kV and above - 500 1,000 1,500 2,000 2,500 3,000 3,500 ECAR FRCC MAAC MAIN MRO- US NPCC- US SERC SPP WECC- US ERCOT Region Miles 2008-2113 Additions 2004-2008 Additions NERC's Annual Electricity Supply & Demand Database 5,600 Miles of new Transmission Lines planned for installation through 2008 28% is Southeastern U.S. 31% is Western U.S. NERC data covers ~ 55% of the new transmission market Does not include: transmission below 230kV, reconductoring, or maintenance Source: NERC Source: NERC Press Release (Sept 2004)

Electric Transmission End Market Update Recent Project Completions: Path 15 (WAPA, California), 500kV EPC ATC, Arrowhead-Weston 345kV, 1st segment Exelon/ATC, WI-Il Flowgate 345kV Exelon, nine 230kV and 345KV projects Conectiv, multiple 230kV projects CPS, Green Mountain-Stone Gate, 138kV Western Farmers Electric Coop, 138kV AEP/LCRA, Santa Anna-Bangs, 138kV New Mexico Wind Developer, 138kV BPA, Schultz-Wautoma, 500kV Delaware, 230kV canal crossing Projects In Progress / On-going: Michigan, Upper Thumb Project, Double Circuit 230kV ATC, Arrowhead-Weston 345kV Wisconsin, Amberg-Marinette, 138kV single and double circuit Wisconsin, Plains-Amberg, double circuit 138kV Georgia, 500 kV Line Nevada, 500kV Line Idaho Wind Developer, 138kV Line Connecticut, 345kV Line Recent Awards: Louisiana, 230kV Line Texas, 345kV Line

Project Profile: Path 15 California Central Valley 84-mile installation of a new 500kV transmission line Critically important upgrade to system reliability Energized November 2004 On-time: 15-month accelerated schedule CAISO; 6/25/2002

Utilities have increasing reliance on contractors as they reduce internal crews Utility workforce was reduced ~20% from 1993 to 2004 Outsourcing reduces costs and increases productivity Customers are increasingly seeking to consolidate supplier relationships Industrial clients lack scale to justify cost of in-house crews Increased Utility Outsourcing Trend Source: U.S. Bureau of Labor Statistics and EIA. Shrinking Utility Workforce

Steady Natural Gas Distribution Market Key drivers: Natural gas as a fuel-of-choice for new housing & commercial facilities Maintenance and replacement of natural gas infrastructure Additional growth opportunities: Consolidation of suppliers New DOT Pipeline Safety Standards mandate inspections Historical Natural Gas Distribution Construction Spending By Utilities Source: American Gas Association, latest available data.

Leader in Natural Gas Distribution Services

Leading natural gas distribution contractor with comprehensive capabilities across a broad geographic footprint

Natural Gas Distribution Focus



City Gate
Substation
Substation
Gate Station
InfraSource Primary Focus
InfraSource Capabilities

InfraSource Footprint



Exelon

Consumers Energy Count on Us

CenterPoint Energy

DTE Energy

MGE

Xcel Energy

InfraSource

17

Attractive Telecommunications Niche Unique business model, requiring minimal maintenance capex Builds, owns and leases point-to-point fiber connections Long-term lease contracts Construction does not begin until long-term lease is signed - limited risk Profitable business model with strong cash flows and strong EBITDA margins Unique customer base which not only include communication providers, but also large "Blue-chip" industrial, pharma and consumer products customers as well as school districts and other entities with high bandwidth telecom needs

Financial Overview

09/30/04 09/30/05 Revenue 989 819 Year End Backlog Backlog includes: Project Work: Signed contracts with authorization to proceed Master Service Agreements ("MSAs"): Estimate of work to be performed; often 2-3 year terms Telecommunications Lease Agreements: Signed contracts; typically 5+ years Backlog Third Quarter Backlog Note: Includes Maslonka in all periods. 12/31/02 12/31/03 12/31/04 Backlog 527 791 930

Backlog Trending Third Quarter Backlog 2004 versus 2005 Next Quarter Next Fiscal Year 163 164 440 410 386 245 989 819

Reconciliation of Non-GAAP Financial Measures Adjustment of GAAP measures is beneficial in understanding operating performance without the effect of unusual items including: Changes in accounting principle pursuant to SFAS 142 Discontinued operations Amortization of intangibles pursuant to SFAS 141 Transaction expenses related to the IPO and purchase from Exelon and acquisitions Loss on early extinguishment of debt Non-recurring gains Note: Refer to slide 34 for a reconciliation of Net Income (Loss) to EBITDA and EBITDA as Adjusted. LTM Sept 2005 includes $9.0M pre-tax loss on an underground utility construction project.

2001 2002 2003 2004 LTM Sept 2005 Electric Power 272 310 331 364 451 Other 22 17 14 23 29 Natural Gas 180 173 154 212 275 Telecom 135 65 60 52 88 EBITDA Margin as Adjusted 0.086 0.119 0.09 0.105 0.07 Historical Performance Historical Revenue and EBITDA As Adjusted Margin Growing core electric power business 2002 planned exit from select natural gas contracts with lower margins $75 million decline in telecommunications E&C revenue 2002 margin expansion due to increased mix of higher margin IPP work Revenue ($ in millions) EBITDA As Adjusted Margin $609 $566 $520 $651 Please refer to our prospectus filed on May 6, 2004, Form 10-K filed on March 24, 2005 and Form 10-Q filed on November 4, 2005 with the Securities and Exchange Commission for the Company's financial statements for the periods indicated above and slide 34 for a reconciliation of Net Income (Loss) to EBITDA and EBITDA as Adjusted. $843 Note: LTM Sept 2005 includes $9.0M pre-tax loss on an underground utility construction project. Electric Power Other Natural Gas Telecom EBITDA margin from continuing operations, before extraordinary items and cumulative effect of a change in accounting principle, net of tax as adjusted

Balance Sheet Note: 1. Approximately $33 and $29 million of revolver capacity was used for letters of credit at December 31, 2004 and September 30, 2005, respectively. 12/31/04 9/30/05

Leadership in Infrastructure Services Market leader Strong complementary subsidiaries in fragmented markets Operational excellence Comprehensive capabilities Strong safety performance Growth opportunities Upgrade of T&D infrastructure Increase in utility spending Trend toward increased outsourcing Leverage integrated capabilities to gain market share Selective strategic acquisitions

Appendix

Regional Transmission Expansion Planning: PJM 2005 Regional Transmission Expansion Plan (RTEP) PJM has approved an additional $297 million in upgrades Upgrades include $70 million for the addition of two new transmission lines associated with the shutdown of a 482-MW Potomac River Coal-Fired Plant in Alexandria, Va. for environmental/economic reasons. Fast Track Transmission Projects. Going forward, PJM is expanding its RTEP process to look further into the future and consider additional developments, such as retirement or closure of a generator. Since 2000, transmission investments approved under the PJM RTEP total ~$1.4 billion.

Regional Transmission Expansion Planning: Midwest ISO 2005 Transmission Expansion Plan (MTEP 05) Approved by MISO Board June 2005 615 planned or proposed transmission facility additions or enhancements An investment of $2.91 billion 2005- 2009 vs. $1.96 billion prior estimate Two other large-scale "Exploratory" plans under evaluation Northwest Exploratory Project Iowa - Southern Minnesota Exploratory Project Source: MISO's MTEP 05

Texas - ERCOT Several 345-kV and 138-kV additions are well under way Significant transmission additions are planned. Driven by reliability and economics $2.8 billion in transmission projects in the next few years Additional savings in projects under study Source: ERCOT Press Release & Report On Existing And Potential Electric System Constraints And Needs Within The ERCOT Region , (www.ercot.com) ERCOT-IOU and LCRA Transmission Plant Additions $2.8 billion in transmission projects in the next few years

New England ISO

- **RTEP04 original $2.3B estimate increased to $3B in April**
- **Connecticut region may face reliability problems due to transmission constraints**
  - Southwest Connecticut Reliability Project
    - 24 mi of 345kV Underground; 45 mi 345kV Aerial, ~$900M
    - Siting issues influenced used of 345kV Underground for a portion of the Project
  - Southern New England Reinforcement Project
  - Norwalk-Northport, NY Underwater Cables
- **Boston- Eliminate RMR Plant**
  - 18 miles of 345kV HPFF Underground Transmission
- **Northwest Vermont Reliability Project, ~$100M**
  - 52 miles, 345kV Aerial and Rebuild several 115kV lines



RTEP
Geographic Scope
NB
HQ
BHE
ME
SME
VT
NH
BOST
NY
WMA
CMA/NEMA
SEMA
CT
RI
NOR
SWCT

Source: ISO-NE
Regional System Plan
Project Update, March 2005

InfraSource

30

Regional Transmission Expansion Planning: California ISO Reserve margin in southern area forecasted to be only 11.9% Potential resource deficiency ~ 1,725 MW under extreme conditions Accelerating Transmission Projects Path 26 South of Lugo Mission-Miguel Phase 1 Sylmar 2006 and Beyond Mission-Miguel Phase 2 Jefferson-Martin Governor calling for more transmission investment Palo Verde - Devers #2 recently approved Projects in planning for RPS needs Source: CA Energy Commission Integrated Energy Policy Report 2004 Update

Regional Transmission Expansion Planning: Frontier Line 1,300 miles, 500kV, ~$3.3B WY to SoCal interconnection Announced April 2005; planned completion 2011 Western Governors (CA, NV, UT and WY) sponsoring development Stated Benefits: Strengthen the reliability of the West's transmission system Better protect consumers from energy shortages and price spikes Encourage a broader, diversified energy portfolio Economic Benefits Consumer and generator benefits of $0.9-1.7B/year CA consumers to benefit by $325-400M/year RMATS Study

Renewable Portfolio Standards United States Department of Energy, http://www.nrel.gov/wind/about.html AWEA Assessment: Original 2005 forecast: over 2,000 MWe of new capacity Revised 2005 forecast: up to 2,500 MWe Installation rate could increase 2 - 4 X with PTC extension through 2008 Delivery issues exist: Inadequate transmission to carry the electricity to consumers, especially in the West. Wind market "fast track" developer projects emerging

Reconciliation of Non-GAAP Financial Measures Please refer to our prospectus filed on May 6, 2004, Form 10-K filed on March 24, 2005 and Form 10-Q filed on November 4, 2005 with the Securities and Exchange Commission for the Company's financial statements for the periods indicated above.